Note 19 - Restructuring Charges, Net	12 Months Ended
Oct. 31, 2013
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]

19.     Restructuring Charges, Net

As of October 31, 2013, the restructuring provision of $1.1 million (October 31, 2012 - $3.6 million) is included in accrued liabilities (Note 12) and other long-term liabilities (Note 15) in the consolidated statements of financial position. The majority of the workforce reduction provision is expected to be utilized during fiscal 2014 with a portion of the provision remaining until the fourth quarter of fiscal 2015. A small amount related to its fiscal 2011 restructuring plan is still outstanding.

The table below provides an analysis of the Company’s restructuring activities related to its continuing operations until October 31, 2013.

	Expenses				Cumulative Activities		Balance as of October 31
	2013	2012	2011	Total	Cash	Non-Cash	2013
Workforce reductions	$143	$2,557	$1,217	$3,917	$2,775	$(72)	$1,070
Restructuring charges, net(a)	$143	$2,557	$1,217	$3,917	$2,775	$(72)	$1,070

(a) Restructuring charges, net presented above exclude a $(0.8) million recovery and a $0.4 million charge for fiscal 2012 and 2011, respectively, relating to subsequent adjustments for 2010 contract cancellation charges of the Company’s former corporate office lease. As of October 31, 2013 the remaining provision for future rental payments of this retained lease are $0.2 million which are included in other accrued liabilities (Note 12).